EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Habersham Bancorp
282 Historic Highway 441 North
P. O. Box 1980
Cornelia GA 30531

Ladies and Gentlemen:

The undersigned hereby subscribes for up to10,000 shares (in whole or in part, the “Shares”) of Habersham Bancorp (“Habersham”) Series A Non-Cumulative Perpetual Preferred Stock, of which 3,000 Shares will be issued on or before December 31, 2008 and the remainder will be issued, in whole or in part, at such future time(s) as Habersham may elect in its sole discretion.  The undersigned agrees to pay $1,000 per share of Series A Preferred Stock for a total of $10,000,000 for the Shares, of which $3,000,000 is tendered herewith and the remainder will be tendered, in whole or in part, upon demand by Habersham, on or before the issuance date(s) of the remainder of the Shares.  The undersigned has enclosed a check in the amount of $3,000,000 made payable to “Habersham Bancorp,” initiated a wire transfer to Habersham, or submitted a written request to Habersham for an ACH debit to the undersigned’s deposit account at Habersham Bank, all of which represent payment in full for 3,000 Shares, and will render payment in the same manner with respect to such future issuances as may be made pursuant to the terms of this Subscription Agreement.

The undersigned agrees that, unless otherwise required under applicable law or permitted at the sole discretion of Habersham, this subscription is binding upon the undersigned and is irrevocable.  The undersigned acknowledges that this Subscription Agreement shall not constitute a valid and binding obligation of Habersham unless and until accepted by Habersham in writing, and that Habersham has the right to reject this Subscription Agreement, either in whole or in part, in its sole discretion.

In connection with the current and each future purchase of the Shares, the undersigned hereby represents and warrants as follows:

1.
The Shares are being purchased for the undersigned’s own account without the participation of any other person, with the intent of holding the Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares, and not with a view to, or for resale in connection with, any distribution or public offering of the Shares or any portion of the Shares within the meaning of the Securities Act of 1933 (the “1933 Act”) or the securities laws of any state applicable to the undersigned, nor is the undersigned aware of the existence of any distribution or public offering or advertisement in connection with the offer and sale of Habersham’s securities.

2.
The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares as contemplated by this subscription agreement and of protecting its interests in connection therewith.

3.	The Shares were not offered to the undersigned by means of publicly disseminated advertisements or sales literature, nor is the undersigned aware of any offers made to other persons by such means.

4.
The undersigned has had a chance to review Habersham’s filings with the Securities and Exchange Commission and to ask additional questions and/or obtain additional information requested.  In making this investment, the undersigned has relied solely upon its independent investigation.

5.	The undersigned is an accredited investor as that term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission under the 1933 Act.

6.
Other than as set forth in this agreement, the undersigned confirms that no representations or warranties have been made to the undersigned, and that the undersigned has not relied upon any representation or warranty in making or confirming its subscription.

7.	The undersigned further understands and acknowledges:

a.           The Shares are being (i) issued and sold without registration under any state or federal law relating to the registration of securities for sale and (ii) issued and sold in reliance on certain exemptions from registration under applicable state and federal laws.

b.           The Shares cannot be offered for sale, sold or transferred by the undersigned other than pursuant to (i) an effective registration under any applicable state securities law or in a transaction which is otherwise in compliance with such laws, (ii) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act, and (iii) evidence satisfactory to Habersham of compliance with the applicable securities laws of all applicable jurisdictions.  Habersham shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

c.           Habersham will be under no obligation to register the Shares or to comply with any exemption available for sale of the Shares without registration.  Habersham is under no obligation to act in any manner so as to make Rule 144 of the 1933 Act available with respect to the Shares.

d.           Habersham may, if it so desires, refuse to permit the transfer of the Shares unless the request for the transfer is accompanied by an opinion of counsel acceptable to Habersham to the effect that neither the sale nor the proposed transfer will result in any violation of the 1933 Act or the securities laws of any other jurisdiction.  Further, the undersigned understands that it will be responsible for paying legal fees for securing the legal opinions required to effect any transfer or exchange of the Shares.

e.           Habersham, or its successor, may place the following legend on each certificate representing the Shares to ensure that a prospective transferee is aware of the transfer restrictions:

“The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws (the “State Acts”), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Act, the State Acts and any other applicable securities laws unless Habersham Bancorp determines that such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Act, the State Acts and any other applicable securities laws.  In reaching its determination, Habersham Bancorp may require an opinion of counsel which is satisfactory to Habersham Bancorp.”

f.            Habersham also intends to place the foregoing legend on certificates representing shares of its Series A Preferred Stock issued upon transfer or exchange of the Shares initially issued in connection with this subscription and upon any subsequent transfer or exchange unless advised by counsel to Habersham that, in the opinion of such counsel, placing the legend on the certificates is not required.

g.           The Shares are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other government agency and are subject to loss of value.

Acceptance by the undersigned of the certificate representing the Shares shall constitute a confirmation by the undersigned that all agreements and representations made by it in this Subscription Agreement shall be true and correct at such time.  In making this investment, the undersigned has relied solely upon its independent investigation.

Under the penalties of perjury, the undersigned certifies that:  (1) the Taxpayer Identification Number given below is correct; and (2)  it is not subject to backup withholding.

This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Georgia, without regard to the principles of conflict of law.  This agreement constitutes the full and entire agreement and understanding of the parties to this agreement with respect to the subjects hereof and supersedes all previous discussions and agreements, if any, of the parties hereto with respect to the subject matter of this agreement.  No party shall be liable for or bound in any other manner by any representations, warranties, covenants or agreements except as specifically set forth in this agreement.

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SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 31st day of December, 2008, and hereby certifies that the foregoing information is true and complete as of the date hereof.

To be completed by Habersham Bancorp:		To be completed by the subscriber for the Shares:

ACCEPTED:		FIELDALE FARMS, INC.
HABERSHAM BANCORP

By:
By:

Signature:	/s/ David D. Stovall	Signature:	/s/Tom Hensley
Chief Executive Officer
Print Name: Tom Hensely
Print Name: David D. Stovall
December 31, 2008
Date: December 31, 2008
Tax I.D.: 58-1119934